Securities Act File No. 002-34552

                                  INCOME FUNDS

                        SUPPLEMENT DATED NOVEMBER 9, 2001
                          TO THE CLASS A, B, C, M AND T
                             INCOME FUNDS PROSPECTUS
                              DATED AUGUST 1, 2001

PROPOSED REORGANIZATION OF PILGRIM HIGH YIELD FUND INTO PILGRIM HIGH YIELD FUND
II

On November 2, 2001, the Board of Directors/Trustees of the Pilgrim Funds approved a proposal to reorganize Pilgrim High Yield Fund ("High Yield Fund") into Pilgrim High Yield Fund II ("High Yield Fund II") (the "Reorganization").

The proposed Reorganization is subject to approval by shareholders of High Yield Fund. If shareholder approval is obtained, it is expected that the Reorganization would take place in the first quarter of 2002.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE